POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, PEAK INCOME PLUS FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the President of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Elisabeth A. Dahl, Martin R. Dean, Cassandra W. Borchers, JoAnn M. Strasser, Andrew J. Davalla, and Michael V. Wible and each of them, his attorneys for him and in his name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of August, 2022.

/s/ Martin R. Dean

Martin R. Dean

STATE OF OHIO	)
)
COUNTY OF HAMILTON	)

On August 15, 2022, before me appeared Martin R. Dean, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ Amy France

(NOTARIAL SEAL)	Name: Amy France

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, PEAK INCOME PLUS FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Elisabeth A. Dahl, Martin R. Dean, Cassandra W. Borchers, JoAnn M. Strasser, Andrew J. Davalla, and Michael V. Wible and each of them, his attorneys for him and in his name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of August, 2022.

/s/ Zachary Richmond

Zachary Richmond

STATE OF Ohio	)
)
COUNTY OF Hamilton	)

On August 15, 2022, before me appeared Zachary Richmond, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ Amy France

(NOTARIAL SEAL)	Name: Amy France